UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22405

ClearBridge Energy MLP Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2010

Annual Report

ClearBridge Energy MLP Fund Inc.
(CEM)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Energy MLP Fund Inc.

Fund objective

The Fund seeks to provide a high level of total return with an emphasis on cash distributions.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	8

Statement of operations	9

Statement of changes in net assets	10

Statement of cash flows	11

Financial highlights	12

Notes to financial statements	13

Report of independent registered public accounting firm	21

Board approval of management and subadvisory agreements	22

Additional information	26

Annual chief executive officer and chief financial officer certifications	32

Dividend reinvestment plan	33

Additional shareholder Information	35

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Energy MLP Fund Inc. for the period from the Fund’s commencement of operations on June 25, 2010 through November 30, 2010 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•     Fund prices and performance,

•     Market insights and commentaries from our portfolio managers, and

•     A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

ClearBridge Energy MLP Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to expand during the period from the Fund’s commencement of operations on June 25, 2010 through November 30, 2010 (the “reporting period”), economic data was mixed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and took additional actions in an attempt to spur growth. This initially caused investor sentiment to improve, but the financial markets declined toward the end of the reporting period given a re-escalation of the European sovereign debt crisis.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. GDP growth then edged somewhat higher to 2.6% in the third quarter.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 300,000 jobs from June through September. The employment picture then brightened somewhat in October, as 172,000 new jobs were created. Payrolls then increased a disappointing 39,000 in November and the unemployment rate inched up to end the period at 9.8%. The unemployment rate has now exceeded 9.0% since May 2009.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October and rose 5.6% in November. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,600

IV	ClearBridge Energy MLP Fund Inc.

Investment commentary (cont’d)

in November 2010, which was 0.4% higher than in November 2009. Prices appeared to stabilize somewhat as the number of existing homes on the market declined in November. The inventory of unsold homes was a 9.5 month supply in November at the current sales level, versus a 10.5 month supply in October.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown sixteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. Manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month, before dipping to 56.6 in November.

Financial market overview

As the reporting period began, the financial markets were nearing the tail end of a sharp sell-off that had begun in late April. This continued throughout May and June, during which risk aversion was elevated and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, followed by another “flight to quality” in August. Risk appetite then returned in September and October before the financial markets again weakened beginning in mid-November.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

Equity market review

As the reporting period began, there was continued elevated risk aversion due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. After reaching a nineteen-month

ClearBridge Energy MLP Fund Inc.	V

high on April 23, 2010 (prior to the start of the reporting period), the stock market, as measured by the S&P 500 Indexiv, fell into “correction territory” in May and plunged more than 10%. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved higher in September, October and early November. The stock market again weakened in mid-November given the re-emergence of the European sovereign debt crisis. All told, the S&P 500 Index returned 10.64% over the reporting period.

Looking at the energy master limited partnership (“MLP”) market, the structural benefits of energy MLPs as an asset class were readily apparent during the reporting period. Driven by a mix of acquisitions and organic growth projects, the average energy MLP, as measured by the Alerian MLP Indexv, increased its quarterly distribution by 6.80% during the reporting period in comparison to the same period for the prior year, continuing a ten-year track record of distribution growth. Coupled with inexpensive valuations, this growth in distributions led the Alerian MLP Index to rise by 19.34% over the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

December 31, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii             Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv           The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

v              The Alerian MLP Index is a composite of the fifty most prominent energy MLPs and is calculated using a float-adjusted, capitalization-weighted methodology.

(This page intentionally left blank.)

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the Energy sector. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

We focus primarily on energy-related MLPs with long-lived assets and predictable cash flows, using a bottom-up process to find MLPs that we believe offer sustainable and predictable distributions, as well as relatively low direct commodity exposure. We also seek out companies with the potential to grow their businesses, and thereby their distributions, over time, evaluating companies based on their geographic footprints, the markets and types of assets they invest in, their balance sheet strength and their ability to make accretive acquisitions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite improvements in both the U.S. and global economies during the period, both the natural gas and crude oil markets remained oversupplied. In the case of natural gas, the market discounted little improvement in supply and demand fundamentals. In the case of crude oil, the market reflected the assumption of a healthy recovery in global demand — presenting potential downside risk for crude oil prices should such an improvement in demand not actually materialize. However, the energy-related MLP market, which emphasizes Energy sector infrastructure and operations that have historically been less sensitive to the underlying commodity prices of gas and oil, performed very well during the period.

Q. How did we respond to these changing market conditions?

A. Given the market conditions for the Energy sector as a whole, we concluded that, on a risk-adjusted basis, Energy infrastructure MLPs were among the best positions to own for Energy sector exposure. In particular, we favored companies with what we believed to be stable, fee-based business models, with long-term contracts, long-lived assets and low sensitivity to commodity prices. Within the Energy sector, we emphasized MLP positions in the Natural Gas/Natural Gas Liquids Pipelines sub-sector, the Crude/Refined Products Pipelines sub-sector and the Natural Gas Gathering/Processing sub-sector, with smaller allocations to the Exploration & Production, Propane Distribution, Shipping and Global Infrastructure sub-sectors.

Performance review

For the period from its commencement of operations on June 25, 2010 through November 30, 2010, ClearBridge Energy MLP Fund Inc. returned 14.17% based on its net asset value (“NAV”)i and 10.05% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Sector Equity Closed-End Funds Category Averageii returned 15.97% for the period from June 30, 2010 through November 30, 2010. Please note that Lipper performance returns are based on each fund’s NAV.

2	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Fund overview (cont’d)

During the period, the Fund made distributions to shareholders totaling $0.70 per share, which included a return of capital of $0.59 per share. The performance table shows the Fund’s total return since its commencement of operations based on its NAV and market price as of November 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2010 (unaudited)

Price Per Share	Total Return* Since Commencement of Operations**
$21.03 (NAV)	14.17%
$21.26 (Market Price)	10.05%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

**	The Fund commenced operations on June 25, 2010.

Q. What were the leading contributors to performance?

A. In terms of individual Fund holdings, leading contributors to performance for the period included Energy sector positions in Linn Energy LLC in the Exploration & Production sub-sector, Enterprise Products Partners LP and Energy Transfer Equity LP, both in the Natural Gas/Natural Gas Liquids Pipelines sub-sector, Chesapeake Midstream Partners LP in the Natural Gas Gathering/Processing sub-sector and Magellan Midstream Partners LP in the Crude/Refined Products Pipelines sub-sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, there were no detractors from performance for the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund’s allocation to cash was atypically high over the period as we were in the process of investing the new Fund’s assets and assembling its portfolio. We focused on establishing positions in MLPs in the Natural Gas/Natural Gas Liquids Pipelines, Crude/Refined Products Pipelines and Natural Gas Gathering/Processing sub-sectors of the Energy sector. Over the course of the period, we closed the Fund’s position in Kinder Morgan Energy Partners LP in the Crude/Refined Products Pipelines sub-sector.

Looking for additional information?

The Fund is traded under the symbol “CEM” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XCEMX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	3

Thank you for your investment in ClearBridge Energy MLP Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager
ClearBridge Advisors, LLC

Chris Eades

Portfolio Manager
ClearBridge Advisors, LLC

Richard A. Freeman

Portfolio Manager
ClearBridge Advisors, LLC

Peter Vanderlee, CFA

Portfolio Manger
ClearBridge Advisors, LLC

December 21, 2010

RISKS: The Fund’s concentration of investments in energy-related MLPs subjects it to the risks of investing in MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of November 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of total investments) as of this date were: Enterprise Products Partners LP (11.0%), Linn Energy LLC (9.2%), Magellan Midstream Partners LP (6.7%), Energy Transfer Partners LP (6.6%), Chesapeake Midstream Partners LP (5.7%), Williams Partners LP (5.3%), Energy Transfer Equity LP (5.3%), Plains All American Pipeline LP (4.9%), El Paso Pipeline Partners LP (4.6%) and NuStar Energy LP (4.3%). Please refer to pages 6 through 7 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of November 30, 2010 were: Natural Gas/Natural Gas Liquids Pipelines (37.8%), Crude/Refined Products Pipelines (26.0%), Natural Gas Gathering/Processing (15.9%), Exploration & Production (9.2%) and Propane Distribution (4.0%). The Fund’s portfolio composition is subject to change at any time.

4	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii             Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from June 30, 2010 through November 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 31 funds in the Fund’s Lipper category.

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Schedule of investments

November 30, 2010

ClearBridge Energy MLP Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships — 98.9%†
Crude/Refined Products Pipelines — 26.0%
Buckeye Partners LP	580,000	$39,480,600
Enbridge Energy Partners LP	600,000	36,510,000
Holly Energy Partners LP	445,000	22,761,750
Magellan Midstream Partners LP	2,142,294	119,968,464
NuStar Energy LP	1,150,000	77,567,500
NuStar GP Holdings LLC	1,138,500	40,280,130
Plains All American Pipeline LP	1,439,240	88,513,260
Sunoco Logistics Partners LP	534,794	43,131,136
Total Crude/Refined Products Pipelines		468,212,840
Exploration & Production — 9.2%
Linn Energy LLC	4,550,001	165,165,036
Global Infrastructure — 2.1%
Brookfield Infrastructure Partners LP	1,763,940	37,095,658
Natural Gas Gathering/Processing — 15.9%
Chesapeake Midstream Partners LP	3,600,000	102,600,000
Copano Energy LLC	800,000	23,944,000
Crestwood Midstream Partners LP	414,997	11,034,770
DCP Midstream Partners LP	250,003	8,725,105
Exterran Partners LP	352,000	8,490,240
MarkWest Energy Partners LP	930,000	39,366,900
Regency Energy Partners LP	1,424,999	36,622,474
Targa Resources Partners LP	1,283,960	38,891,149
Western Gas Partners LP	594,000	17,689,320
Total Natural Gas Gathering/Processing		287,363,958
Natural Gas/Natural Gas Liquids Pipelines — 37.8%
Boardwalk Pipeline Partners LP	398,632	12,357,592
El Paso Pipeline Partners LP	2,525,000	83,628,000
Energy Transfer Equity LP	2,405,780	95,172,657
Energy Transfer Partners LP	2,345,000	118,821,150
Enterprise Products Partners LP	4,692,400	197,456,192
ONEOK Partners LP	704,700	55,819,287
TC Pipelines LP	478,000	22,222,220
Williams Partners LP	2,025,118	95,281,802
Total Natural Gas/Natural Gas Liquids Pipelines		680,758,900
Propane Distribution — 4.0%
Inergy LP	1,838,118	71,723,364

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	7

ClearBridge Energy MLP Fund Inc.

Security			Shares/ Units	Value
Shipping — 3.9%
Teekay LNG Partners LP			1,947,685	$70,778,873
Total Investments Before Short-Term Investments (Cost — $1,528,536,945)				1,781,098,629

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.1%
Repurchase Agreements — 1.1%
State Street Bank & Trust Co. repurchase agreement, dated 11/30/10; Proceeds at maturity — $19,799,006; (Fully collateralized by U.S. government obligations, 2.500% due 4/30/15; Market value — $20,195,448) (Cost — $19,799,000)	0.010%	12/1/10	19,799,000	19,799,000
Total Investments — 100.0% (Cost — $1,548,335,945#)				$1,800,897,629

†  All or a portion of these securities are held as collateral pursuant to two loan agreements.

#  Aggregate cost for federal income tax purposes is $1,540,834,752.

See Notes to Financial Statements.

8	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Statement of assets and liabilities

November 30, 2010

Assets:
Investments, at value (Cost — $1,548,335,945)	$1,800,897,629
Cash	649
Dividends, distributions and interest receivable	485,089
Prepaid expenses	17,878
Total Assets	1,801,401,245

Liabilities:
Loan payable (Note 5)	350,000,000
Deferred tax liability	96,223,264
Payable for securities purchased	4,537,164
Current tax liability	2,794,694
Investment management fee payable	1,418,383
Interest payable	56,710
Trustees’ fees payable	15,880
Accrued expenses	309,785
Total Liabilities	455,355,880
Total Net Assets	$1,346,045,365

Net Assets:
Par value ($0.001 par value, 64,018,285 shares issued and outstanding; 100,000,000 shares authorized)	$ 64,018
Paid-in capital in excess of par value	1,184,563,428
Accumulated net investment loss, net of income taxes, less dividends	(7,325,354)
Accumulated net realized gain on investments, net of income taxes	9,629,412
Net unrealized appreciation on investments, net of income taxes	159,113,861
Total Net Assets	$1,346,045,365

Shares Outstanding	64,018,285

Net Asset Value	$21.03

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	9

Statement of operations

For the Period Ended November 30, 2010†

Investment Income:
Dividends and Distributions	$ 48,353,378
Return of Capital	(40,254,116)
Net Dividends and Distributions	8,099,262
Interest	5,705
Total Investment Income	8,104,967

Expenses:
Investment management fee (Note 2)	6,543,119
Interest expense (Note 5)	1,167,710
Audit and tax	175,000
Legal fees	121,656
Trustees’ fees	103,562
Organization fees	65,120
Commitment fee (Note 5)	61,111
Shareholder reports	58,666
Transfer agent fees	54,805
Stock exchange listing fees	20,735
Custody fees	10,302
Insurance	8,663
Miscellaneous expenses	10,000
Total Expenses	8,400,449
Less: Fee waivers and/or expense reimbursements (Note 2)	(65,120)
Net Expenses	8,335,329
Net Investment Loss, before income taxes	(230,362)
Current tax benefit	2,860,675
Deferred tax expense	(2,775,441)
Net Investment Loss, net of income taxes	(145,128)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 6):
Net Realized Gain (Loss) From:
Investment transactions	15,284,781
Current tax expense	(5,655,369)
Net Realized Gain, net of income taxes	9,629,412
Net Change in Unrealized Appreciation (Depreciation) From:
Investments	252,561,684
Deferred tax expense	(93,447,823)
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	159,113,861
Net Gain on Investments, net of income taxes	168,743,273
Increase in Net Assets From Operations	$168,598,145

†  For the period June 25, 2010 (commencement of operations) to November 30, 2010.

See Notes to Financial Statements.

10	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Statement of changes in net assets

For the Period Ended November 30,	2010†

Operations:
Net investment loss, net of income taxes	$ (145,128)
Net realized gain, net of income taxes	9,629,412
Change in net unrealized appreciation (depreciation), net of income taxes	159,113,861
Increase in Net Assets From Operations	168,598,145

Distributions/Dividends to Shareholders (Note 1):
Dividends	(7,180,226)
Return of capital	(37,338,441)
Decrease In Net Assets From Distributions/Dividends To Shareholders	(44,518,667)

Fund Share Transactions:
Net proceeds from sale of shares (63,420,524 shares issued)	1,210,056,217
Reinvestment of distributions (597,761 shares reinvested)	11,909,670
Increase in Net Assets From Fund Share Transactions	1,221,965,887
Increase in Net Assets	1,346,045,365

Net Assets:
Beginning of period	—
End of period*	$1,346,045,365
* Includes accumulated net investment loss, net of income taxes, less dividends of:	$(7,325,354)

†  For the period June 25, 2010 (commencement of operations) to November 30, 2010.

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	11

Statement of cash flows

For the Period Ended November 30, 2010†

Cash Flows Provided (Used) by Operating Activities:
Dividends, distributions and interest received	$ 47,873,994
Operating expenses paid	(5,441,449)
Interest paid	(1,111,000)
Net purchases of short-term investments	(19,799,000)
Purchases of long-term investments	(1,725,199,955)
Proceeds from disposition of long-term investments	176,230,839
Net Cash Used By Operating Activities	(1,527,446,571)

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(32,608,997)
Proceeds from sale of shares	1,210,056,217
Proceeds from loan	350,000,000
Net Cash Provided By Financing Activities	1,527,447,220
Net Increase in Cash	649
Cash, Beginning of period	0
Cash, End of period	$ 649

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 168,598,145
Increase in investments, at value	(1,800,897,629)
Increase in payable for securities purchased	4,537,164
Increase in dividends, distributions and interest receivable	(485,089)
Increase in prepaid expenses	(17,878)
Increase in interest payable	56,710
Increase in current tax expense	2,794,694
Increase in deferred tax expense	96,223,264
Increase in accrued expenses	1,744,048
Total Adjustments	(1,696,044,716)
Net Cash Flows Used by Operating Activities	$(1,527,446,571)

Non-Cash Financing Activities:
Proceeds from reinvestment of dividends	$11,909,670

†  For the period June 25, 2010 (commencement of operations) to November 30, 2010.

See Notes to Financial Statements.

12	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Financial highlights

For a share of capital stock outstanding throughout the period ended November 30:

2010[1,2]

Net asset value, beginning of period	$19.07 [3]

Income from operations:
Net investment loss	(0.00) †
Net realized and unrealized gain	2.66
Total income from operations	2.66

Less distributions/dividends:
Dividends	(0.11)
Return of capital	(0.59)
Total distributions	(0.70)

Net asset value, end of period	$21.03

Market price, end of period	$21.26
Total Return, Based on NAV[4,5]	14.17%
Total Return, Based on Market Price[5]	10.05%

Net assets, end of period (millions)	$1,346

Ratios to average net assets:
Management fees[6]	1.22%
Other expenses[6,7]	0.13
Subtotal	1.35

Interest expense[6]	0.22
Income tax expense[6]	18.50
Total expenses[6,8]	20.07%

Net investment loss, net of income taxes	(0.03)%

Portfolio turnover rate	13%

Supplemental Data:
Loans Outstanding, End of Period (000s)	$350,000
Asset Coverage for Loan Outstanding	485%
Weighted Average Loan (000s)	$329,470
Weighted Average Interest Rate on Loans	0.97%

1	For the period June 25, 2010 (commencement of operations) to November 30, 2010.
2	Per share amounts have been calculated using the average shares method.
3	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.93 per share.
4

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7	Ratio includes commitment fees incurred on the lines of credit.
8

Excludes the impact of reimbursement for organization fees in the amount of 0.01%. Inclusive of the reimbursement the ratio is 20.06%. The investment manager has agreed to reimburse all organization expenses (Note 2).

†	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	13

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Energy MLP Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, and debt securities of MLPs. Entities in the energy sector are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

14	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Master limited partnerships†	$1,781,098,629	—	—	$1,781,098,629
Short-term investments†	—	$19,799,000	—	19,799,000
Total investments	$1,781,098,629	$19,799,000	—	$1,800,897,629

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	15

collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Net asset value. The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables), net of income taxes, by the total number of shares of Common Stock outstanding.

(d) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

16	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

(e) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(f) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period June 25, 2010 (commencement of operations) to November 30, 2010, the Fund estimated that approximately 83% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $40,254,116 of dividends and distributions received from its investments. Net Realized Gain and Change in Net Unrealized Appreciation (Depreciation) in the accompanying Statement of Operations were increased by $4,015,376 and $36,238,740, respectively, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividends and distributions are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common stockholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The Fund anticipates that a significant portion of its distribution will be comprised of return of capital as a result of the tax character of cash distributions made by the MLPs. The actual tax characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	17

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(k) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

18	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

The investment manager has agreed to reimburse all organization expenses. During the period June 25, 2010 (commencement of operations) to November 30, 2010, expenses reimbursed amounted to $65,120.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended November 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$1,729,737,119
Sales	176,230,839

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended November 30, 2010, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has revolving credit agreements with two financial institutions, which allows the Fund to borrow up to an aggregate amount of

ClearBridge Energy MLP Fund Inc. 2010 Annual Report	19

$575,000,000. Unless renewed, one agreement with a maximum commitment of $375,000,000 to borrow, will terminate on July 14, 2011. The other agreement, with a maximum commitment of $200,000,000 to borrow, has a six-month term but will renew everyday for a six-month term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.50% on the unutilized portion of the loan for one of the agreements. The interest on both loans is calculated at variable rates based on the LIBOR, plus any applicable margin. Interest expense related to the loans for the period ended November 30, 2010 was $1,167,710. For the period ended November 30, 2010, the Fund incurred commitment fees in the amount of $61,111. At November 30, 2010, the Fund had $350,000,000 of borrowings outstanding per these credit agreements. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the period ended November 30, 2010, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $329,469,697 and the weighted average interest rate was 0.97%.

6. Income taxes

The Fund’s income tax provision consists of the following:

	Current	Deferred	Total
Federal tax expense	$2,441,277	$91,022,007	$93,463,284
State tax expense (net of federal benefit)	353,417	5,201,257	5,554,674
Total tax expense	$2,794,694	$96,223,264	$99,017,958

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liability for financial reporting purposes and the amounts used for income tax purposes.

Components of the Fund’s deferred tax liability as of November 30, 2010 are as follows:

Deferred Tax Liability
Unrealized gains on investment securities	$93,447,823
Basis reduction resulting from book/tax timing differences on distributions received from MLPs	2,775,441
Total net deferred tax liability	$96,223,264

Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 37% to net investment income, realized and unrealized gains on investments before taxes.

20	ClearBridge Energy MLP Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

At November 30, 2010, the cost basis of investments for federal income tax purposes was $1,540,834,752. At November 30, 2010, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$261,523,712
Gross unrealized depreciation	(1,460,835)
Net unrealized appreciation before tax	$260,062,877
Net unrealized appreciation after tax	$163,839,613

ClearBridge Energy MLP Fund Inc.	21

Report of independent registered public accounting firm

The Board of Directors and Shareholders
ClearBridge Energy MLP Fund Inc.:

We have audited the accompanying statement of assets and liabilities of ClearBridge Energy MLP Fund Inc., including the schedule of investments, as of November 30, 2010, and the related statement of operations, statement of changes in net assets, statement of cash flows and the financial highlights for the period from June 25, 2010 (commencement of operations) to November 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Energy MLP Fund Inc. as of November 30, 2010, the results of its operations, changes in its net assets, cash flows and the financial highlights for the period from June 25, 2010 (commencement of operations) to November 30, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 20, 2011

22	ClearBridge Energy MLP Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

At an in-person meeting (the “Organization Meeting”) of the Board of Trustees (the “Board”) of ClearBridge Energy MLP Fund Inc. (the “Fund”) held on May 13 and 14, 2010, the Board received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch the Fund as a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). As part of this proposal, the Board at the Organization Meeting considered the initial approval for a two-year period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and its affiliate, ClearBridge Advisors, LLC (the “Sub-Adviser”), provides day-to-day management of the Fund’s portfolio pursuant to a sub-advisory agreement with the Manager (the “Sub-Advisory Agreement”). (The Management Agreement and the Sub-Advisory Agreement are together referred to as the “Advisory Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason. The Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees received information (the “Contract Approval Information”) from the Manager and the Sub-Adviser relevant to their review of the Advisory Agreements. A presentation was made by the Manager and the Sub-Adviser at the Organization Meeting regarding the Fund and the services to be provided by the Manager and the Sub-Adviser pursuant to the Advisory Agreements.

The discussion below covers both advisory and administrative functions to be rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory functions to be rendered by the Sub-Adviser.

Nature, extent and quality of the services to be provided to the fund under the advisory agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund by the Manager and the Sub-Adviser under the Advisory Agreements. The Trustees also considered the Manager’s supervisory responsibilities in respect of the Sub-Adviser. The Board noted that the Fund is newly organized and has no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds under the supervision of the Board, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to the

ClearBridge Energy MLP Fund Inc.	23

Fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and their applicability to the Fund and reviewed the compliance program of the Sub-Adviser with the CCO.

As a newly organized fund, the Fund had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Advisory Agreements. The Board reviewed the investment objectives and policies of the Fund with the Manager and the Sub-Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board members discussed with representatives of the Manager and the Sub-Adviser the Sub-Adviser’s experience and capabilities. Although the Manager and the Sub-Adviser had no prior direct experience in the management of funds with investment objectives and strategies comparable to those of the Fund, the Manager and the Sub-Adviser noted, among other things, that the Sub-Adviser has been a long-term investor in the energy sector and has expertise in the energy sector and income investing. In this regard, the Sub-Adviser, among other things, has invested assets under its management broadly in energy-related assets, including those held in master limited partnerships in the energy sector; natural gas pipelines; crude oil pipelines; gathering and processing assets; storage and terminal assets; and exploration and production. The Board also discussed the Sub-Adviser’s compliance capabilities.

The Board considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund. The Board also considered the division of responsibilities between the Manager and the Sub-Adviser for the Fund and the oversight to be provided by the Manager.

The Board concluded that, overall, it was satisfied with the nature, extent and overall quality of the respective services expected to be provided by the Manager and the Sub-Adviser under the Advisory Agreements.

Management fees, expense ratios and profitability

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Adviser to the Fund. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser would not increase the fees and expenses to be incurred by the Fund. The Board also

24	ClearBridge Energy MLP Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including its chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Adviser.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Manager noted that during periods when the Fund uses financial leverage, fees paid to the Manager will be higher than if the Fund did not use financial leverage because the fees are calculated as a percentage of the Fund’s managed assets, including those investments purchased with leverage. The Manager discussed the expected expense ratio of the Fund and the costs of organization. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. As a newly organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organization Meeting but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. Under the circumstances, the Board concluded that the profitability projected in the pro forma information was reasonable, but did not give such information significant weight in its evaluations.

Economies of scale

The Board noted that the Manager, in the Contractual Management Fee, does not incorporate breakpoints to reflect the potential for reducing the Contractual Management Fee as assets grow. However, the Board also noted that, as a closed-end fund, any significant growth in the Fund’s assets after its launch generally will occur through appreciation in the valuation of the Fund’s investment portfolio. Under the circumstances, the Board concluded the Contractual Management Fee structure is appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the expense information presented and the nature, extent and overall quality of the services expected to be provided under the Advisory Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment

ClearBridge Energy MLP Fund Inc.	25

to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

* * *

Based on their discussions and considerations, including those described above, the Board, including the Independent Trustees, approved each of the Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreements. Each Board member attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Organization Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed approval of the Advisory Agreement as part of the Contract Approval Information and the Independent Trustees separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Trustees also discussed the proposed continuation of the Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Advisor were present.

26	ClearBridge Energy MLP Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of ClearBridge Energy MLP Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

ClearBridge Energy MLP Fund Inc.	27

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

28	ClearBridge Energy MLP Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	136
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

ClearBridge Energy MLP Fund Inc.	29

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2010
.Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

30	ClearBridge Energy MLP Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

ClearBridge Energy MLP Fund Inc.	31

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†        Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

32	ClearBridge Energy MLP Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

ClearBridge Energy MLP Fund Inc.	33

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan

34	ClearBridge Energy MLP Fund Inc.

Dividend reinvestment plan (unaudited) (contd)

(i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan. See “Certain United States Federal Income Tax Considerations” in this Prospectus and the SAI.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

ClearBridge Energy MLP Fund Inc.	35

Additional shareholder information (unaudited)

Results of first annual meeting of shareholders

The first Annual Meeting of Shareholders of ClearBridge Energy MLP Fund Inc. was held on December 10, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Voted For	Votes Withheld
Carol L. Colman	60,559,042	744,999
Daniel P. Cronin	60,503,629	800,412
Paolo M. Cucchi	60,383,428	920,613
Leslie H. Gelb	60,389,923	914,118
R. Jay Gerken, CFA	60,538,328	765,713
William R. Hutchinson	60,523,142	780,899
Riordan Roett	60,391,054	912,987
Jeswald W. Salacuse	60,350,049	953,992

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ClearBridge

Energy MLP Fund Inc.

Directors	ClearBridge Energy MLP Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadviser	425 Lexington Avenue
Riordan Roett	ClearBridge Advisors, LLC	New York, NY 10017-3909
Jeswald W. Salacuse
	Custodian	New York Stock Exchange Symbol
Officers	State Street Bank and Trust Company	CEM
1 Lincoln Street
R. Jay Gerken, CFA	Boston, MA 02111
President and
Chief Executive Officer	Transfer agent
Kaprel Ozsolak	American Stock Transfer & Trust Company
Chief Financial Officer	59 Maiden Lane
Ted P. Becker	New York, NY 10038
Chief Compliance Officer
John Chiota
Identity Theft Prevention Officer
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•        Information we receive from you on applications and forms, via the telephone, and through our websites;

•        Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•        Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

   NOT PART OF THE ANNUAL REPORT

ClearBridge Energy MLP Fund Inc.

ClearBridge Energy MLP Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the ClearBridge Energy MLP Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

CBAX01311 1/11 SR10-1272

ITEM 2.                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the ClearBridge Energy MLP Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor, were $23,000 in 2010 other than the services reported in paragraphs (a) through (c) of this Item for the ClearBridge Energy MLP Fund Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services ClearBridge Energy MLP Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the ClearBridge Energy MLP Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2010; Tax Fees were 100% for 2010; and Other Fees were 100% for 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to ClearBridge Energy MLP Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to ClearBridge Energy MLP Fund Inc. during the reporting period were $0 in 2010.

(h) Yes. ClearBridge Energy MLP Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the ClearBridge Energy MLP Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b)  Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Richard Freeman Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010

Co-portfolio manager of the fund; Mr. Freeman is a Senior Portfolio Manager and Managing Director of ClearBridge and has 34 years of industry experience. Mr. Freeman joined the subadviser or its predecessor in 1983.

Chris Eades Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010

Co-portfolio manager of the fund; Managing Director, Co-Director of Research, Senior Research Analyst for Energy joined ClearBridge in 2006 as a senior research analyst for energy and was named co-director of research in 2009. Prior to joining ClearBridge, Mr. Eades served as an energy analyst and portfolio manager at Saranac Capital from 2002 to 2006.

Peter Vanderlee, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010

Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has eleven years of investment management experience and twelve years of related investment experience.

Michael Clarfeld, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010

Co-portfolio manager of the fund; Managing Director and Portfolio Manager of ClearBridge; he has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Richard Freeman	7 registered investment Companies with $7.1 billion in total assets Under management	1 Other pooled investment vehicle with $0.1 billion in assets under management	28,676 Other accounts with $6.4 billion in assets under management

Chris Eades	0 registered investment Companies with $0.0 billion in total assets Under management	0 Other pooled investment vehicle with $0.0 billion in assets under management	1 Other account with $2 million in assets under management

Michael Clarfeld	4 registered investment Companies with $3.4 billion in total assets Under management	0 Other pooled investment vehicles with $0 billion in assets under management	9,055 Other accounts with $1.5 billion in assets under management

Peter Vanderlee	4 registered investment Companies with $3.4 billion in total assets Under management	0 Other pooled investment vehicles with $0 billion in assets under management	9,108 Other accounts with $1.5 billion in assets under management

(a)(3):

Portfolio Manager Compensation (ClearBridge Advisors)

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio managers and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients.

Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of

ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance. Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridgemanaged funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares. Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four-year deferral period.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio manager.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of the portfolio manager by assigning the portfolio manager to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/  or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Richard Freeman	F
Chris Eades	C
Michael Clarfeld	C
Peter Vanderlee	D

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.               CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge Energy MLP Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
ClearBridge Energy MLP Fund Inc.

Date:	January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
ClearBridge Energy MLP Fund Inc.

Date:	January 27, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
ClearBridge Energy MLP Fund Inc.

Date:	January 27, 2011